UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 2)

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2006 (January 31, 2006)

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 287-8000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K of The Warnaco Group, Inc. (the ‘‘Company’’), dated February 3, 2006 (as amended by Amendment No. 1 to the Form 8-K, dated February 15, 2006, the ‘‘Initial 8-K’’), on January 31, 2006, WF Overseas Fashion C.V., an indirect wholly-owned subsidiary of the Company, consummated the acquisition (the ‘‘Acquisition’’) of 100% of the shares of the companies (collectively, the ‘‘CKJEA Business’’) that operate the licenses and related wholesale and retail businesses of Calvin Klein® jeanswear and accessories in Europe and Asia and the CK Calvin Klein ‘‘bridge’’ line of sportswear and accessories in Europe. This Amendment No. 2 on Form 8-K/A amends the Initial 8-K to include the financial statements and unaudited pro forma financial information set forth below which were not included in the Initial 8-K pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K.

Forward Looking Statements

This Amendment No. 2 to the Initial 8-K, as well as certain other written, electronic and oral disclosure made by the Company from time to time, contains ‘‘forward-looking statements’’ within the meaning of Rule 3b-6 under the Securities Exchange Act of 1934, as amended, Rule 175 under the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements involve risks and uncertainties and reflect, when made, the Company's estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words ‘‘believe,’’ ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘project,’’ ‘‘scheduled to,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘will be,’’ ‘‘will continue,’’ ‘‘will likely result,’’ or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.

The following factors, among others and in addition to those described in the Company's reports filed with the SEC (including, without limitation, those described under the headings ‘‘Risk Factors’’ and ‘‘Statement Regarding Forward-Looking Disclosure,’’ as such disclosure may be modified or supplemented from time to time), could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by it: economic conditions that affect the apparel industry; the Company's failure to anticipate, identify or promptly react to changing trends, styles, or brand preferences; further declines in prices in the apparel industry; declining sales resulting from increased competition in the Company's markets; increases in the prices of raw materials; events which result in difficulty in procuring or producing the Company's products on a cost-effective basis; the effect of laws and regulations, including those relating to labor, workplace and the environment; changing international trade regulation, including as it relates to the imposition or elimination of quotas on imports of textiles and apparel; the Company's ability to protect its intellectual property or the costs incurred by the Company related thereto; the Company's dependence on a limited number of customers; the Company's dependence on license agreements with third parties; the Company's dependence on the reputation of its brand names, including, in particular, Calvin Klein; the Company's exposure to conditions in overseas markets in connection with the Company's foreign operations and the sourcing of products from foreign third-party vendors; the Company's foreign currency exposure; unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures; the sufficiency of cash to fund operations, including capital expenditures; the Company's dependence on its senior management team and other key personnel; the limitations on purchases under the Company's share repurchase program contained in the Company's debt instruments, the number of shares that the Company purchases under such program and the prices paid for such shares; the failure of newly acquired businesses, including the CKJEA Business, to generate expected levels of revenues; the failure of the Company to successfully integrate such businesses with its existing businesses (and as a result, not achieving all or a substantial portion of the anticipated benefits of the acquisition); and such newly acquired business being adversely affected, including by one or more of the factors described above and thereby failing to achieve anticipated revenues and earnings growth.

The Company encourages investors to read the section entitled ‘‘Risk Factors’’ and the discussion of the Company's critical accounting policies under ‘‘Management's Discussion and Analysis of Financial Condition and Results of Operations — Discussion of Critical Accounting Policies’’ included in the Company's Annual Report on Form 10-K, as such discussions may be modified or supplemented by subsequent reports that the Company files with the SEC. The foregoing discussion is not exhaustive but is designed to highlight important factors that may affect actual results. Forward-looking statements speak only as of the date on which they are made, and, except for the Company's ongoing obligation under the U.S. federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The special purpose carve-out combined financial statements of the CKJEA Business as of September 30, 2005 and December 31, 2004 and for the nine-month period ended September 30, 2005 have been prepared in accordance with accounting principles generally accepted in Italy (‘‘Italian GAAP’’) and are attached as Exhibit 99.1 to this Form 8-K (which Exhibit is incorporated herein by reference).

(b)	Pro Forma Financial Information. The unaudited pro forma condensed combined financial statements of the Company and the CKJEA Business as of and for the fiscal year ended December 31, 2005 have been prepared in accordance with accounting principles generally accepted in the United States of America (‘‘U.S. GAAP’’) and are attached as Exhibit 99.2 to this Form 8-K (which Exhibit is incorporated herein by reference).

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG S.p.A.
99.1	Financial Statements of the CKJEA Business
99.2	Pro Forma Condensed Combined Financial Statements of the Company and the CKJEA Business

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.
Date: April 14, 2006	By: /s/ LAWRENCE R. RUTKOWSKI
Name: Lawrence R. Rutkowski Title: Executive Vice President-Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of KPMG S.p.A.
99.1	Financial Statements of the CKJEA Business
99.2	Pro Forma Condensed Combined Financial Statements of the Company and the CKJEA Business